                                                              Exhibit 99.7
                             Consent of Person Named
                          as About to Become a Director


I hereby consent to my being named in the Registration Statement on Form S-4 of Monsanto Company (the "Company") as a person who will become a director of the Company upon consummation of the transactions contemplated therein.



February 11, 2000


                                                     /s/ Frank C. Carlucci

                             Consent of Person Named

                          as About to Become a Director


I hereby consent to my being named in the Registration Statement on Form S-4 of Monsanto Company (the "Company") as a person who will become a director of the Company upon consummation of the transactions contemplated therein.



February 11, 2000


                                                     /s/ M. Kathryn Eickhoff

                             Consent of Person Named

                          as About to Become a Director


I hereby consent to my being named in the Registration Statement on Form S-4 of Monsanto Company (the "Company") as a person who will become a director of the Company upon consummation of the transactions contemplated therein.



February 11, 2000


                                                     /s/ Fred Hassan

                             Consent of Person Named

                          as About to Become a Director


I hereby consent to my being named in the Registration Statement on Form S-4 of Monsanto Company (the "Company") as a person who will become a director of the Company upon consummation of the transactions contemplated therein.



February 11, 2000


                                                     /s/ Berthold Lindqvist

                             Consent of Person Named

                          as About to Become a Director


I hereby consent to my being named in the Registration Statement on Form S-4 of Monsanto Company (the "Company") as a person who will become a director of the Company upon consummation of the transactions contemplated therein.



February 11, 2000


                                                     /s/ Olof Lund

                             Consent of Person Named

                          as About to Become a Director


I hereby consent to my being named in the Registration Statement on Form S-4 of Monsanto Company (the "Company") as a person who will become a director of the Company upon consummation of the transactions contemplated therein.



February 11, 2000


                                                     /s/ C. Steven McMillan

                             Consent of Person Named

                          as About to Become a Director


I hereby consent to my being named in the Registration Statement on Form S-4 of Monsanto Company (the "Company") as a person who will become a director of the Company upon consummation of the transactions contemplated therein.



February 11, 2000


                                                     /s/ William U. Parfet

                             Consent of Person Named

                          as About to Become a Director


I hereby consent to my being named in the Registration Statement on Form S-4 of Monsanto Company (the "Company") as a person who will become a director of the Company upon consummation of the transactions contemplated therein.



February 11, 2000


                                                     /s/ Ulla Reinius

                             Consent of Person Named

                          as About to Become a Director


I hereby consent to my being named in the Registration Statement on Form S-4 of Monsanto Company (the "Company") as a person who will become a director of the Company upon consummation of the transactions contemplated therein.



February 11, 2000


                                                     /s/ Bengt Samuelsson